Shareholders' Equity	12 Months Ended
Oct. 31, 2012
Shareholders' Equity [Abstract]
Shareholders' Equity

(15) Shareholders' Equity

Share Repurchases

The Company, through plans approved by its Board of Directors, has repurchased and retired certain of its outstanding common stock. The following is a summary of the Company's repurchase of shares and the costs associated with the repurchases, including brokerage and legal fees, for the periods presented.

Fiscal years ended	Shares
October 31,	repurchased	Cost
2012	267,000	$1,176,661
2011	183,025	846,287
2010	142,823	425,345

As of October 31, 2012, the Company has a plan, approved by its Board of Directors on September 20, 2012, to purchase and retire up to 320,000 shares of the Company's common stock, or approximately 4.9% of the shares then outstanding. The Company anticipates that the purchases will be made over a 12- to 24-month period unless the entire number of shares expected to be purchased under the plan is sooner acquired. As of October 31, 2012, the Company had 253,000 shares of its outstanding common stock remaining to purchase under this plan.

Subsequent to October 31, 2012, the Company repurchased and retired 106,500 shares of its outstanding common stock. The repurchase of these shares and the costs associated with the repurchase, including brokerage and legal fees, totaled $454,830, or $4.27 per share.

Stockholder Protection Rights Agreement

On October 28, 2011, the Board of Directors of the Company adopted a Stockholder Protection Rights Agreement (the "Rights Agreement") and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, no par value, of the Company ("Common Shares"), held of record at the close of business on November 2, 2011, or issued thereafter and prior to the Separation Time as defined in the Rights Agreement. Under the terms of the Rights Agreement, if a person or group who is deemed an Acquiring Person as defined in the Rights Agreement acquires 15% (or other applicable percentage, as provided in the Rights Agreement) or more of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, a number of shares of common stock having a market value of twice such price. In addition, if the Company is acquired in a merger or other business transaction after a person or group who is deemed an Acquiring Person has acquired such percentage of the outstanding common stock, each Right will entitle its holder (other than such person or members of such group) to purchase, at the Right's then current exercise price, a number of the acquiring company's common shares having a market value of twice such price.

Upon the occurrence of certain events, each Right will entitle its holder to purchase from the Company one one-thousandth of a Series A Participating Preferred Share ("Preferred Share"), no par value, at an exercise price of $25, subject to adjustment. Each Preferred Share will entitle its holder to 1,000 votes and will have an aggregate dividend rate of 1,000 times the amount, if any, paid to holders of common stock. The Rights will expire on November 2, 2021, unless the Rights are earlier redeemed or exchanged by the Company for $0.0001 per Right. The adoption of the Rights Agreement has no impact on the financial position or results of operations of the Company.

The Company has reserved 100,000 shares of its authorized preferred stock for issuance upon exercise of the Rights.

Dividends

The Company initiated a quarterly cash dividend of $0.01 per share on its common stock in October 2010. In January 2012, the quarterly cash dividend was increased to $0.015 per share.